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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        August 15,1997

                      Commodore Applied Technologies, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                 1-11871             11-3312952
          (State or other            (Commission        (I.R.S. Employer
            jurisdiction            File Number)       Identification No.)
          of incorporation)


      150 East 58th Street
      New York, New York                                       10155
      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


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          (Former Name or Former Address, if Changed Since Last Report)
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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 August 15, 1997


Item 5.  Other Events.

SALE OF SERIES A PREFERRED STOCK

      On August 15, 1997, pursuant to a Series A Convertible Preferred Stock Purchase Agreement (the "Series A Purchase Agreement"), the Company completed the sale to six investors, for an aggregate purchase price of $1,800,000, of 18,000 shares of newly-created Series A Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), of the Company.

      The Series A Preferred Stock has a liquidation preference of $100 per share (plus accumulated and unpaid dividends) and pays a 7% per-annum cumulative dividend, payable, at the Company's option, at the time of conversion in cash or shares of common stock, par value $.001 per share (the "Common Stock"), of the Company at the Conversion Price (as defined). The Series A Preferred Stock ranks prior to all other classes of equity securities of the Company, including Common Stock, as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

      The Series A Preferred Stock has separate class voting rights as to matters effecting such securities (which requires the consent or approval of holders of 66-2/3% of the Series A Preferred Stock), and votes together with holders of Common Stock on all matters requiring stockholder approval on a "as converted" basis, as though such shares of Series A Preferred Stock had been converted into Common Stock on the record date used to determine Common Stock entitled to vote on such transaction or matter.

      The Series A Preferred Stock may be converted by the holders thereof at any time or from time to time at the Conversion Price (as defined). However, prior to July 31, 1999, each holder of Series A Preferred Stock may not convert more than 20% of his or her shares of Series A Preferred Stock in any one month, subject to the right to accumulate conversions so that any shares of Series A Preferred Stock not converted in any one calendar month may be accumulated with the number of convertible shares of Series A Preferred Stock in the next calendar month. To the extent not converted voluntarily, as of August 1, 1999 all remaining shares of Series A Preferred Stock will be automatically converted into Common Stock at the Conversion Price then in effect.

      The Series A Preferred Stock is convertible by the holders thereof into that number of shares of Common Stock equal to the Liquidation Preference divided by the Conversion Price. The Conversion Price is defined to mean an amount equal to the lesser of 100% of the Average Share Price (as defined) for the five consecutive trading days preceding the August 15, 1997 issuance date of the Series A Preferred Stock, or (ii) 88% of the Average Share Price for the five consecutive trading days immediately prior to the Conversion Date (as defined). Subject to customary anti-dilution provisions, the minimum conversion price is $2.00 per share; provided, that if the Average Share Price (defined as the last sale price per share of the Common Stock reported by Bloomberg on the AMEX or any other exchange on which such stock trades for the applicable number of consecutive trading days) is less than $2.00 for any 60 consecutive calendar days, the holders of the Series A Preferred Stock may either demand mandatory redemption of such Series A Preferred Stock (at $100 per share plus accrued and unpaid dividends) or convert their shares into Common Stock without regard to such minimum $2.00 per share price.

      If conversion of all shares of Series A Preferred Stock were to occur based upon the Average Share Price on August 15, 1997 of $4.64, the 18,000 shares would convert to 388,000 shares of Common Stock, representing approximately 1.7% of total Common Stock outstanding. If conversion of all Series A Preferred Stock were to occur based upon a minimum Conversion Price of $2.00 per share of Common Stock, the 18,000 shares would


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convert into 900,000 shares of Company Common Stock, representing approximately
4% of the total Common Stock outstanding.

      So long as the shares of Common Stock issuable upon conversion of the Series A Preferred Stock are subject to a current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the Company has the right to voluntarily redeem the shares of Series A Preferred Stock on not more than 60 and not less than 15 days prior notice, at a redemption price equal to the sum of $100 per share, plus accrued and unpaid dividends, and a redemption premium designed to provide the investor with a 12% annual yield on his or her shares of Series A Preferred Stock.

      The Series A Preferred Stock is subject to mandatory redemption at $100 per share, plus accrued and unpaid dividends, upon the occurrence of certain events, including (i) the Average Share Price for any 60 consecutive days shall be less than $2.00, (ii) the Common Stock is not listed on any exchange or over-the-counter market for 15 consecutive trading days, or (iii) if the Company is required to obtain stockholder approval under AMEX or other stock exchange regulations in order to issue shares of Common Stock upon conversion of the Series A Preferred Stock and fails to obtain such requisite stockholder approval within 90 calendar days.

      The Company has agreed to pay certain penalties to the holders of the Series A Preferred Stock in the event that the Company shall fail by certain specified dates to cause to become effective under the Securities Act a registration statement on Form S-3, or other applicable form of registration statement, covering all shares of Common Stock issuable upon conversion of all 18,000 outstanding shares of Series A Preferred Stock. Upon the effectiveness of such registration statement, no such penalties are payable by the Company.

      The above transaction was deemed exempt from registration under the Securities Act, as a transaction by an issuer not involving any public offering. The recipients of the Series A Preferred Stock represented their intentions to acquire such securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the certificates representing the shares of Series A Preferred Stock.

LOAN FROM COMMODORE ENVIRONMENTAL SERVICES, INC.

      On August 22, 1997, Commodore Environmental Services, Inc. ("COES"), the owner of 67.2% of the outstanding shares of Common Stock of the Company, agreed to provide the Company with a $4,000,000 loan. The loan was funded to the Company on September 23, 1997. The proceeds of such loan were derived by COES, primarily from the sale of $8.8 million of COES' Series D Preferred Stock convertible into shares of Company Common Stock owned by COES. The $4,000,000 loan from COES to the Company was evidenced by the Company's 8% note due August 31, 2002. COES has the right at any time to convert the note into shares of Company Common Stock at a conversion price of $3.89 per share (one full share of Company Common Stock for each $3.89 principal amount of the note so converted). Such conversion price was fixed at approximately 85% of the five day average closing bid price of Company Common Stock ($4.575 per share) as traded on the American Stock Exchange ("AMEX") for the five trading days prior to August 22, 1997; the date that the executive committees of the respective boards of directors of each of COES and the Company authorized such loan. The conversion price is also subject to adjustment to protect the holder of the note against dilution.

      In consideration of the $4,000,000 loan, the Company issued to COES a warrant expiring August 31, 2002 entitling COES to purchase 1,000,000 shares of additional Company Common Stock at an exercise price of $5.0325 per share (approximately 110% of the five day average closing bid price of Company Common Stock ($4.575 per share) as traded on the AMEX for the five trading days prior to August 22, 1997).

SALE OF 600,000 SHARES OF COMMON STOCK

            On September 30, 1997, the Company completed the sale of 600,000 shares of Company Common Stock to four investors for an aggregate purchase price of $2,202,000 (the "Common Stock Private Placement"). Pursuant to stock purchase agreements, dated September 26, 1997 (the "Common Stock Purchase


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Agreements"), by and between the Company and each of the four private investors, the purchase price for such shares of Company Common Stock is subject to reset if, during the twelve month period following September 30, 1997 (the
"Anniversary Period"), the Company shall (i) sell any shares of Common Stock,
(ii) issue any convertible securities or warrants, or (iii) issue any shares of Common Stock during such Anniversary Period (but not thereafter) upon conversion of its currently outstanding Series A Preferred Stock, in each case, for a selling price, conversion price or exercise price per share which shall be lower than the $3.67 per share purchase price of the shares of Common Stock sold pursuant to the Common Stock Private Placement (such lower price being the "Reset Price"), the $3.67 purchase price will be adjusted downward at the end of the Anniversary Period so as to equal the Reset Price. The lowest selling price, conversion price or exercise price per share at which the Company issues Common Stock or securities convertible or exercisable into Common Stock during the Anniversary Period will determine the applicable Reset Price, except that (a) the lowest sales, exercise or conversion prices associated with issuance by the Company of up to 10,000 shares of Common Stock, and (b) the issuance of Company Common Stock by COES upon conversion of outstanding shares of COES Series D Preferred Stock or upon exercise of outstanding warrants issued by COES, shall be excluded in determining the Reset Price.

      Capello Capital Corp. acted as placement agent in connection with the Common Stock Private Placement and received $209,475 in compensation, as well as warrants expiring September 30, 2002 entitling the placement agent to purchase 60,000 shares of Company Common Stock at $3.67 per share.

      The Company has granted certain "demand" and "piggyback" registration rights to the investors in the Common Stock Private Placement and has agreed to pay certain penalties to such investors in the event that the Company shall fail by certain specified dates to cause to become effective under the Securities Act a registration statement on Form S-3 covering the shares of Common Stock held by such investors.

      The above transaction was deemed exempt from registration under the Securities Act, as a transaction by an issuer not involving any public offering. The recipients of the Common Stock represented their intentions to acquire such securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the certificates representing the shares of Common Stock.

       With the proceeds from the sale of the Series A Preferred Stock and the Common Stock, and the proceeds from the $4.0 million loan from COES, the Company believes that it has sufficient cash reserves to meet expenses incurred in the ordinary course of business until the third fiscal quarter of 1998. The foregoing does not, however, include funds that may be required to finance capital equipment or acquisition opportunities which may arise in the future. Although the Company believes that funds will be available for such purposes and that it will secure sufficient commercial business to achieve operating profits in the second half of 1998, there is no assurance that this will be the case or that the Company will ever be able to achieve profitability.

       The information set forth above is qualified in its entirety by reference to the following: (a) Series A Convertible Preferred Stock Purchase Agreement, dated as of August 15, 1997, among the Company and Nelson Partners, Olympus Securities, Ltd., Leonardo, L.P., Raphael, L.P., Ramius Fund, Ltd. and Fortune Fund (collectively, the "Series A Preferred Purchasers"), attached hereto as
Exhibit 4.1; (b) Certificate of Designations for Series A Preferred Stock, attached hereto as Exhibit 4.2; (c) Registration Rights Agreement between the Company and the Series A Preferred Purchasers, attached hereto as Exhibit 4.3;
(d) $4,000,000 convertible note of the Company payable to Commodore Environmental Services, Inc., incorporated herein by reference as Exhibit 4.4;
(e) Common Stock Purchase Warrant to purchase 1,000,000 shares of Company Common Stock issued to Commodore Environmental Services, Inc., incorporated herein by reference as Exhibit 4.5; and (f) Stock Purchase Agreements, dated as of September 26, 1997, by and between the Company and each of DFA Group Trust - Small Company Subtrust, U.S. 9-10 Small Company Portfolio, DFA Group Trust - 6-10 Subtrust and U.S. 6-10 Small Company Series (collectively, the "Common Stock Purchasers"), attached hereto as Exhibit 4.6.


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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

            Not Applicable.

      (b)   Pro Forma Financial Information.

            Not Applicable.

      (c)   Exhibits.

Exhibit No.                         Description
-----------                         -----------
4.1         Series A Convertible Preferred Stock Purchase Agreement, dated as of
            August 15, 1997, among the Company and the Series A Preferred
            Purchasers.

4.2         Certificate of Designations for Series A Preferred Stock.

4.3         Registration Rights Agreement between the Company and the Series
            A Preferred Purchasers.

4.4         8% $4.0 million note due 2002 from the Company to Commodore
            Environmental Services, Inc.(1)

4.5         Common Stock Purchase Warrant to purchase 1,000,000 shares of
            Common Stock of the Company issued to Commodore Environmental
            Services, Inc.(1)

4.6 Common Stock Purchase Agreements, dated as of September 26, 1997, by and between the Company and each of the Common Stock
            Purchasers.

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(1)   Incorporated herein by reference.  Filed as an exhibit to Amendment No.
      1 on Form 8-K/A-1 to Commodore Environmental Services, Inc.'s Current Report on Form 8-K, dated May 20, 1997, filed with the Commission on October 3, 1997 (Commission File No. 0-10054).


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                            COMMODORE APPLIED TECHNOLOGIES, INC.



Date:  October 3, 1997.    By: /s/ Michael D. Fullwood
                            ----------------------------------------
                               Michael D. Fullwood, Senior Vice President, Chief Financial and Administrative Officer, Secretary and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------
4.1         Series A Convertible Preferred Stock Purchase Agreement, dated as of
            August 15, 1997, among the Company and the Series A Preferred
            Purchasers.

4.2         Certificate of Designations for Series A Preferred Stock.

4.3         Registration Rights Agreement between the Company and the Series
            A Preferred Purchasers.

4.4         8% $4.0 million note due 2002 from the Company to Commodore
            Environmental Services, Inc.(1)

4.5         Common Stock Purchase Warrant to purchase 1,000,000 shares of
            Common Stock of the Company issued to Commodore Environmental
            Services, Inc.(1)

4.6 Common Stock Purchase Agreements, dated as of September 26, 1997, by and between the Company and each of the Common Stock
            Purchasers.

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(1)   Incorporated herein by reference.  Filed as an exhibit to Amendment No.
      1 on Form 8-K/A-1 to Commodore Environmental Services, Inc.'s Current Report on Form 8-K, dated May 20, 1997, filed with the Commission on October 3, 1997 (Commission File No. 0-10054).